CIM
--------------------------------------------------------------------------------
         HIGH YIELD SECURITIES


                                                                   Annual Report
                                                               December 31, 2001

[logo omitted]
INVESCO


                 CIM HIGH YIELD SECURITIES - 2001 ANNUAL REPORT

      We are pleased to provide this annual report for CIM High Yield Securities (the "Fund") as of December 31, 2001. The following pages contain a listing of the Fund's holdings as well as the financial statements for the year.

MARKET AND FUND REVIEW
      Last year proved a very challenging time for the high yield market overall--as high yield issues suffered the effect of the slowing U.S. economy and an overall increase in the rate of default of high yield issuers. Despite the difficult environment and an average return of -1.42% for the Fund's peer group (Lipper High Current Yield Leverage funds), the Fund finished 2001 with a return at net asset value of 0.72% and a market value return* of -1.78%. During the last three months of the year, the Fund experienced a return at net asset value of 9.3%, further outpacing the 7.75% return experienced by the peer group for the same period. During the last quarter, the Fund experienced a market value return of -0.58%.
      The biggest impact on the high yield market during the second half of last year was the economic uncertainty and market volatility following the terrorist attacks on September 11th. High yield prices dropped following the attacks and an already bifurcated market further divided with only the top quality issuers maintaining pre-September price levels. The increase in volatility had an exacerbating effect on the distressed ratio (the percentage of issues trading more than 1000 basis points over treasuries) with nearly 30% of the market trading at distressed levels. As a result, Moody's trailing twelve-month default rate for U.S. speculative grade issues continued to rise in 2001. The default rate, computed on a percentage-of-issuer basis, increased from slightly over 6.0% at 2000 year-end to almost 11.0% at year-end 2001. On the supply side, the new issue calendar for high yield slowed to a trickle during the second half of the year, with $25.8 billion of new deals during the last two quarters, versus $56.4 billion of new issues during the preceding six months.

OUTLOOK
      INVESCO expects the economic environment to begin to stabilize in the second or third quarter of 2002. However, in the short term, the high yield market is likely to remain volatile due to uncertainties over the outlook for growth, interest rates, and credit fundamentals. Distressed credits are likely to remain under pressure as lending conditions remain tight and ratings downgrades continue to exceed upgrades by a significant margin.
      While we feel the Fund is positioned appropriately for the current environment, with a bias toward higher quality issuers, we will continue to actively manage the Fund's portfolio in response to market conditions. Already, there is evidence of improvement with the distressed ratio falling to 22.6% as of February 15, 2002, its lowest level since September 2000. Historically, a decline in the distress ratio has been a precursor for lower defaults. In addition, demand for the high yield asset class has increased from both retail and institutional accounts. Consequently, as we see economic improvement, we will adjust the portfolio with additional exposure to cyclical and lower rated issuers.



                                                                   INVESCO, Inc.


* Market value return is based on market price and assumes investment at market price at the beginning of the period referenced, reinvestment of all distributions for the period, and sale of all shares at the closing common stock price at the end of the period referenced.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001

  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
 ---------                                                                                            ------------
 CORPORATE BONDS AND NOTES -- 117.0%
              LODGING AND CASINOS -- 14.9%
$   250,000   Ameristar Casinos, Inc., Sr. Sub. Notes, 10.750%, 02/15/09 .........................    $    271,250
    200,000   Anchor Gaming, Sr. Sub. Notes, 9.875%, 10/15/08 ....................................         220,000
    600,000   Argosy Gaming Co., Sr. Notes, 10.750%, 06/01/09 ....................................         662,250
    200,000   Extended Stay America, Sr. Sub. Notes, 9.875%, 06/15/11 ............................         207,500
    300,000   Felcor Lodging LP, Sr. Notes, 9.500%, 09/15/08 .....................................         302,250
    600,000   Hollywood Casino Corp., Sr. Sub. Notes, 11.250%, 05/01/07 ..........................         651,750
    500,000   Host Marriott LP, Sr. Notes, 9.250%, 10/01/07 ......................................         500,625
    325,000   Mandalay Resort Group, Sr. Sub. Notes, 9.250%, 12/01/05 ............................         328,250
    400,000   MGM Mirage, Sr. Sub. Notes, 9.750%, 06/01/07 .......................................         421,000
    200,000   Wheeling Island Gaming, Sr. Notes, 10.125%, 12/15/09 ...............................         204,000
                                                                                                      ------------
                                                                                                         3,768,875
                                                                                                      ------------
              CHEMICALS AND PLASTICS -- 10.5%
    150,000   Compass Minerals Group, Sr. Sub. Notes, 10.000%, 08/15/11** ........................         156,375
    200,000   Equistar Chemical Funding, Sr. Notes, 10.125%, 09/01/08 ............................         202,000
    500,000   Georgia Gulf Corp., Sr. Notes, 10.375%, 11/01/07 ...................................         525,000
    300,000   Hercules, Inc., Sr. Notes, 11.125%, 11/15/07** .....................................         315,000
    500,000   Huntsman ICI Chemicals Ltd., Sr. Sub. Notes, 10.125%, 07/01/09 .....................         482,500
    400,000   Lyondell Chemical Co., Sr. Sub. Notes, 10.875%, 05/01/09 ...........................         371,000
    200,000   OM Group, Inc., Sr. Sub. Notes, 9.250%, 12/15/11** .................................         205,000
    400,000   Sovereign Specialty Chemicals, Sr. Sub. Notes, 11.875%, 03/15/10 ...................         386,000
                                                                                                      ------------
                                                                                                         2,642,875
                                                                                                      ------------
              CABLE AND SATELLITE TELEVISION -- 10.0%
    500,000   Charter Communications, Sr. Notes, 11.125%, 01/15/11 ...............................         532,500
    350,000   Charter Communications, Sr. Notes, 10.250%, 01/15/10 ...............................         360,500
    500,000   Echostar Broadband Corp., Sr. Notes, 10.375%, 10/01/07 .............................         526,250
    500,000   Insight Midwest, Sr. Notes, 10.500%, 11/01/10 ......................................         542,500
    400,000   Mediacom LLC, Sr. Notes, 9.500%, 01/15/13 ..........................................         417,000
    400,000   NTL Communications Corp., Sr. Notes, 11.875%, 10/01/10 .............................         142,000
                                                                                                      ------------
                                                                                                         2,520,750
                                                                                                      ------------
              BUILDING AND DEVELOPMENT -- 8.9%
    450,000   American Plumbing & Mechanics, Inc., Sr. Sub. Notes, 11.625%, 10/15/08 .............         425,250
    500,000   Atrium Companies, Inc., Sr. Sub. Notes, 10.500%, 05/01/09 ..........................         467,500
    300,000   D. R. Horton, Inc., Sr. Notes, 10.500%, 04/01/05 ...................................         323,250
    400,000   Lennar Corp., Sr. Notes, 9.950%, 05/01/10 ..........................................         443,000
    300,000   Nortek, Inc., Sr. Sub. Notes, 9.875%, 06/15/11 .....................................         298,500
    300,000   Standard Pacific Corp., Sr. Notes, 9.500%, 09/15/10 ................................         303,000
                                                                                                      ------------
                                                                                                         2,260,500
                                                                                                      ------------




                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001


  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
 ---------                                                                                            -----------
 CORPORATE BONDS AND NOTES -- (CONTINUED)
              OIL AND GAS -- 7.0%
$   525,000   Frontier Oil Corp., Sr. Notes, 11.750%, 11/15/09 ...................................    $    559,125
    200,000   Pride International, Inc., Sr. Notes, 9.375%, 05/01/07 .............................         211,500
    250,000   Sesi LLC, Sr. Notes, 8.875%, 05/15/11 ..............................................         236,250
    750,000   Swift Energy Co., Sr. Sub. Notes, 10.250%, 08/01/09 ................................         761,250
                                                                                                      ------------
                                                                                                         1,768,125
                                                                                                      ------------
              AUTO PARTS & ACCESSORIES -- 6.2%
    300,000   Advance Stores Co., Inc., Sr. Sub. Notes, 10.250%, 04/15/08** ......................         306,000
    400,000   Collins & Aikman Products, Sr. Notes, 10.750%, 12/31/11** ..........................         403,000
    200,000   Delco Remy International, Inc., Sr. Sub. Notes, 11.000%, 05/01/09 ..................         205,000
    200,000   Dura Operating Corp., Sr. Sub. Notes, 9.000%, 05/01/09 .............................         189,000
    300,000   Pennzoil-Quaker State, Sr. Notes, 10.000%, 11/01/08** ..............................         315,000
    200,000   Venture Holdings Trust, Sr. Notes, 11.000%, 06/01/07 ...............................         154,000
                                                                                                      ------------
                                                                                                         1,572,000
                                                                                                      ------------
              HEALTHCARE -- 6.2%
    250,000   Alaris Medical Systems, Sr. Notes, 11.625%, 12/01/06** .............................         271,250
    200,000   Fisher Scientific International, Sr. Sub. Notes, 9.000%, 02/01/08 ..................         206,000
    300,000   Insight Health Services, Sr. Sub. Notes, 9.875%, 11/01/11** ........................         312,000
    700,000   Triad Hospitals Holdings, Sr. Sub. Notes, 11.000%, 05/15/09 ........................         770,000
                                                                                                      ------------
                                                                                                         1,559,250
                                                                                                      ------------
              ELECTRONICS/ELECTRIC -- 5.9%
    400,000   Chippac International Ltd., Sr. Sub. Notes, 12.750%, 08/01/09 ......................         370,000
    675,000   Fairchild Semiconductor, Sr. Sub. Notes, 10.375%, 10/01/07 .........................         707,062
    375,000   SCG Holding & Semiconductor Co., Sr. Sub. Notes, 12.000%, 08/01/09 .................         133,125
    300,000   Wesco Distribution, Inc., Sr. Sub. Notes, 9.125%, 06/01/08 .........................         280,500
                                                                                                      ------------
                                                                                                         1,490,687
                                                                                                      ------------
              FOOD/DRUG RETAILERS -- 5.2%
    400,000   Del Monte Corp., Sr. Sub. Notes, 9.250%, 05/15/11 ..................................         420,000
    300,000   Fleming Companies, Inc., Sr. Sub. Notes, 10.625%, 07/31/07** .......................         288,000
    200,000   Great Atlantic & Pacific Tea Co., Sr. Notes, 9.125%, 12/15/11 ......................         201,500
    400,000   Stater Brothers Holdings, Sr. Notes, 10.750%, 08/15/06 .............................         416,000
                                                                                                      ------------
                                                                                                         1,325,500
                                                                                                      ------------
              WIRELESS -- 4.3%
    400,000   Crown Castle International Corp., Sr. Notes, 9.375%, 08/01/11 ......................         369,000
    500,000   Nextel Communications, Sr. Notes, 9.375%, 11/15/09 .................................         396,250
    250,000   Nextel Partners Inc., Sr. Notes , 12.500%, 11/15/09** ..............................         220,000
    200,000   Spectrasite Holdings, Inc., Sr. Notes, 10.750%, 03/15/10 ...........................          99,000
                                                                                                      ------------
                                                                                                         1,084,250
                                                                                                      ------------



                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001


  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
 ---------                                                                                            -----------
 CORPORATE BONDS AND NOTES -- (CONTINUED)
              WIRELINE -- 4.3%
$   300,000   Adelphia Communications, Sr. Notes, 10.250%, 06/15/11 ..............................    $    300,750
    200,000   Hyperion Telecommunications, Sr. Discount Notes, 13.000%, 04/15/03 .................           3,000
    750,000   Level 3 Communications, Sr. Notes, 11.250%, 03/15/10 ...............................         369,375
    350,000   Time Warner Telecommunications, Inc., Sr. Notes, 10.125%, 02/01/11 .................         282,625
    300,000   Williams Communications Group, Inc., Sr. Notes, 10.875%, 10/01/09 ..................         124,500
                                                                                                      ------------
                                                                                                         1,080,250
                                                                                                      ------------
              CONTAINERS/GLASS PRODUCTS -- 4.2%
    300,000   Packaging Corp. of America, Sr. Sub. Notes, 9.625%, 04/01/09 .......................         330,000
    200,000   Plastipak Holdings, Sr. Notes, 10.750%, 09/01/11** .................................         211,000
    500,000   Riverwood International Corp., Sr. Sub. Notes, 10.625%, 08/01/07 ...................         527,500
                                                                                                      ------------
                                                                                                         1,068,500
                                                                                                      ------------
              UTILITIES -- 3.9%
    500,000   AES Corp., Sr. Notes, 9.500%, 06/01/09 .............................................         457,500
    500,000   CMS Energy Corp., Sr. Notes, 9.875%, 10/15/07 ......................................         531,094
                                                                                                      ------------
                                                                                                           988,594
                                                                                                      ------------
              FOOD SERVICE -- 3.2%
    300,000   Dominos, Inc., Sr. Sub. Notes, 10.375%, 01/15/09 ...................................         319,500
    500,000   Sbarro, Inc., Sr. Notes, 11.000%, 09/15/09 .........................................         482,500
                                                                                                      ------------
                                                                                                           802,000
                                                                                                      ------------
              RAILROAD INDUSTRIES -- 2.8%
    700,000   Railamerica Transport, Sr. Sub. Notes, 12.875%, 08/15/10 ...........................         718,375
                                                                                                      ------------
              PUBLISHING -- 2.8%
    700,000   American Media Operations, Sr. Sub. Notes, 10.250%, 05/01/09 .......................         710,500
                                                                                                      ------------
              RETAILERS -- 2.5%
    200,000   Saks, Inc., Sr. Sub. Notes, 8.250%, 11/15/08 .......................................         182,000
    400,000   Stewart Enterprises, Sr. Sub. Notes, 10.750%, 07/01/08 .............................         438,000
                                                                                                      ------------
                                                                                                           620,000
                                                                                                      ------------
              INDUSTRIAL MACHINERY/COMPONENTS -- 2.3%
    200,000   Dresser, Inc., Sr. Sub. Notes, 9.375%, 04/15/11 ....................................         205,000
    350,000   Terex Corp., Sr. Sub. Notes, 10.375%, 04/01/11 .....................................         365,750
                                                                                                      ------------
                                                                                                           570,750
                                                                                                      ------------
              FINANCIAL INSTITUTIONS -- 2.1%
    500,000   Sovereign Bancorp, Sr. Notes, 10.500%, 11/15/06 ....................................         540,000
                                                                                                      ------------
              ECOLOGICAL SERVICES AND EQUIPMENT -- 1.8%
    450,000   Allied Waste North America, Inc., Sr. Sub. Notes, 10.000%, 08/01/09 ................         465,750
                                                                                                      ------------




                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001


  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
  -------                                                                                             -----------
 CORPORATE BONDS AND NOTES -- (CONTINUED)
              NON-FERROUS METALS/MINERALS -- 1.7%
$   403,000   P&L Coal Holdings Corp., Sr. Sub. Notes, 9.625%, 05/15/08 ..........................    $    434,233
                                                                                                      ------------
              LEISURE GOODS, ACTIVITIES, MOVIE -- 1.6%
    400,000   Six Flags, Inc., Sr. Notes, 9.750%, 06/15/07 .......................................         408,000
                                                                                                      ------------
              COSMETICS/PERSONAL CARE -- 1.5%
    400,000   Elizabeth Arden, Inc., Sr. Notes, 10.375%, 05/15/07 ................................         384,000
                                                                                                      ------------
              TOBACCO -- 1.2%
    300,000   Dimon, Inc., Sr. Notes, 9.625%, 10/15/11** .........................................         312,000
                                                                                                      ------------
              FOREST PRODUCTS AND PAPER -- 1.1%
    300,000   Fibermark, Inc., Sr. Notes, 10.750%, 04/15/11 ......................................         271,500
                                                                                                      ------------
              APPAREL MANUFACTURERS -- 0.9%
    200,000   William Carter, Sr. Sub. Notes, 10.875%, 08/15/11** ................................         215,000
                                                                                                      ------------
              TOTAL CORPORATE BONDS AND NOTES
                (Cost $30,321,764) ...............................................................      29,582,264
                                                                                                      ------------
 FOREIGN BONDS -- 10.5%
              CABLE AND SATELLITE TELEVISION -- 3.2%
    375,000   Callahan Nordrhein, Sr. Notes, 14.000%, 07/15/10 ...................................         249,375
    375,000   Ekabel Hessen GMBH, Sr. Notes, 14.500%, 09/01/10 ...................................         178,125
    500,000   Telewest Communications PLC, Sr. Notes, 11.250%, 11/01/08 ..........................         367,500
    100,000   United Pan Europe Commerce, Sr. Notes, 11.250%, 11/01/09 ...........................          13,500
                                                                                                      ------------
                                                                                                           808,500
                                                                                                      ------------
              CONTAINERS/GLASS PRODUCTS -- 2.1%
    500,000   Kappa Beheer BV, Sr. Sub. Notes, 10.625%, 07/15/09 .................................         542,500
                                                                                                      ------------
              CHEMICALS AND PLASTICS -- 1.9%
    100,000   Acetex Corp., Sr. Notes, 10.875%, 08/01/09 .........................................         100,500
    400,000   Avecia Group PLC, Sr. Notes, 11.000%, 07/01/09 .....................................         384,000
                                                                                                      ------------
                                                                                                           484,500
                                                                                                      ------------
              WIRELINE -- 1.3%
    750,000   Flag Telecom Holdings Ltd., Sr. Notes, 11.625%, 03/30/10 ...........................         318,750
                                                                                                      ------------
              PUBLISHING -- 1.0%
    250,000   Yell Finance BV, Sr. Notes, 10.750%, 08/01/11 ......................................         268,750
                                                                                                      ------------
              FOREST PRODUCTS AND PAPER -- 1.0%
    250,000   Millar Western Forest, Sr. Notes, 9.875%, 05/15/08 .................................         245,000
                                                                                                      ------------
              TOTAL FOREIGN BONDS
                (Cost $3,533,375) ................................................................       2,668,000
                                                                                                      ------------



                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001


  PRINCIPAL                                                                                               VALUE
   AMOUNT                                                                                               (NOTE 1)
 ---------                                                                                            -----------
 UNITED STATES GOVERNMENT SECURITIES -- 0.2%
              UNITED STATES TREASURY BILL:
    $60,000   1.620%***, 01/10/02 ................................................................    $     59,976
                                                                                                      ------------
              TOTAL UNITED STATES GOVERNMENT SECURITIES
              (Cost $59,976) .....................................................................          59,976
                                                                                                      ------------

 TOTAL INVESTMENTS (Cost $33,915,115*) ...............................................   127.7%         32,310,240
 OTHER ASSETS AND LIABILITIES (NET) ..................................................   (27.7)%        (7,017,250)
                                                                                         -----        ------------
NET ASSETS ...........................................................................   100.0%       $ 25,292,990
                                                                                         =====        ============


  *  Aggregate cost for Federal income tax purposes.
 ** Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 *** Rate represents annualized yield at date of purchase.



                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001


ASSETS:
     Investments, at value (Cost $33,915,115) ....................................                     $32,310,240
     Cash ........................................................................                           7,856
     Interest receivable .........................................................                         887,900
     Prepaid expenses ............................................................                           1,287
                                                                                                       -----------
        Total Assets .............................................................                      33,207,283
LIABILITIES:
     Notes payable (including accrued interest of $436) ..........................     $7,850,436
     Investment advisory fee payable .............................................         10,804
     Administration fee payable ..................................................          3,233
     Custodian fees payable ......................................................            793
     Accrued expenses and other payables .........................................         49,027
                                                                                       ----------
        Total Liabilities ........................................................                       7,914,293
                                                                                                       -----------
NET ASSETS .......................................................................                     $25,292,990
                                                                                                       ===========
NET ASSETS consist of:
     Shares of beneficial interest, $0.01 per share par value,
        issued and outstanding 5,946,320 .........................................                          59,463
     Paid-in capital in excess of par value ......................................                      45,813,448
     Accumulated net realized loss on investments sold ...........................                     (18,975,046)
     Unrealized depreciation of investments ......................................                      (1,604,875)
                                                                                                       -----------
        Total Net Assets .........................................................                     $25,292,990
                                                                                                       ===========
NET ASSET VALUE PER SHARE
    ($25,292,990/5,946,320 shares of beneficial interest outstanding) ............                     $      4.25
                                                                                                       ===========



                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
    Interest ......................................................................                   $  3,885,650
                                                                                                      ------------
EXPENSES:
    Interest expense ..............................................................    $  469,370
    Investment advisory fee .......................................................       136,798
    Legal and audit fees ..........................................................        90,489
    Trustees' fees and expenses ...................................................        44,433
    Miscellaneous .................................................................        43,928
    Administration fee ............................................................        40,508
    Shareholder servicing agent fees ..............................................        24,767
    Custodian fees ................................................................        12,208
                                                                                       ----------

      Total Expenses ..............................................................                        862,501
                                                                                                      ------------
NET INVESTMENT INCOME .............................................................                      3,023,149
                                                                                                      ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
      Net realized loss on investments sold during the year .......................                     (7,027,410)
      Net change in unrealized appreciation/depreciation of investments
      during the year .............................................................                      4,306,026
                                                                                                      ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...................................                     (2,721,384)
                                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................                   $    301,765
                                                                                                      ============



                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2001


NET DECREASE IN CASH:
Cash flows from operating activities:
     Interest received .........................................................   $    3,738,426
     Operating expenses paid ...................................................         (393,729)
                                                                                   --------------
Net cash provided by operating activities ......................................                      $  3,344,697
Cash flows from investing activities:
     Decrease in short-term securities, net ....................................        2,619,069
     Purchases of long-term securities .........................................      (24,876,091)
     Proceeds from sales of long-term securities ...............................       25,129,562
                                                                                   --------------
Net cash provided by investing activities ......................................                         2,872,540
                                                                                                      ------------
Net cash provided by operating and investing activities                                                  6,217,237
Cash flows from financing activities:
     Interest payments on notes payable ........................................         (631,510)
     Principal payments on notes payable .......................................       (2,900,000)
     Cash dividends paid .......................................................       (2,716,144)
                                                                                   --------------
Net cash used in financing activities                                                                   (6,247,654)
                                                                                                      ------------
Net decrease in cash ...........................................................                           (30,417)
Cash-- beginning of year .......................................................                            38,273
                                                                                                      ------------
Cash-- end of year .............................................................                      $      7,856
                                                                                                      ============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING
    AND INVESTING ACTIVITIES:
Net increase in net assets resulting from operations ...........................                      $    301,765
     Interest expense ..........................................................          469,370
     Decrease in investments ...................................................        6,286,869
     Decrease in interest receivable ...........................................          217,245
     Increase in prepaid expenses ..............................................           (1,287)
     Decrease in investment advisory fee payable ...............................             (221)
     Increase in administration fees payable ...................................              408
     Decrease in payable for securities purchased ..............................       (1,057,415)
     Increase in accrued expenses and other payables ...........................              503
                                                                                   --------------
              Total adjustments ................................................                         5,915,472
                                                                                                      ------------
Net cash provided by operating and investing activities ........................                      $  6,217,237
                                                                                                      ============



                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENTS OF CHANGES IN NET ASSETS



                                                                              YEAR ENDED         YEAR ENDED
                                                                           DECEMBER 31, 2001  DECEMBER 31, 2000
                                                                           -----------------  -----------------
Increase/(decrease) in net assets from operations:
Net investment income .....................................................    $ 3,023,149        $ 3,798,438
Net realized loss on investments sold during the year .....................     (7,027,410)        (8,136,905)
Net change in unrealized appreciation/depreciation of investments
   during the year ........................................................      4,306,026         (2,286,807)
                                                                               -----------        -----------
Net increase/(decrease) in net assets resulting from operations ...........        301,765         (6,625,274)
                                                                               -----------        -----------
Distributions to shareholders from:
   Net investment income ..................................................     (3,019,618)        (3,704,775)
   Return of capital ......................................................         (7,214)          (351,331)
Capital share transactions:
   Shares issued as reinvestment of dividends .............................        310,689                  0
                                                                               -----------        -----------
Net increase in net assets from Fund share transactions ...................        310,689                  0
                                                                               -----------        -----------
Net decrease in net assets ................................................     (2,414,378)       (10,681,380)
NET ASSETS:
Beginning of year .........................................................     27,707,368         38,388,748
                                                                               -----------        -----------
End of year ...............................................................    $25,292,990        $27,707,368
                                                                               ===========        ===========



                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.


                              YEAR     YEAR     YEAR     YEAR    YEAR     YEAR     YEAR     YEAR     YEAR      YEAR
                              ENDED    ENDED    ENDED    ENDED   ENDED    ENDED    ENDED    ENDED    ENDED     ENDED
                            12/31/01 12/31/00 12/31/99 12/31/98*12/31/97 12/31/96 12/31/95 12/31/94 12/31/93  12/31/92
                            -------- -------- -------- -------- -------- -------- -------- -------- --------  --------
Operating performance:
Net asset value, beginning
   of year ................  $  4.71  $  6.53  $  6.91  $  7.96  $  7.69  $  7.32  $  7.11  $  8.02  $  7.58   $  7.10
                             -------  -------  -------  -------  -------  -------  -------  -------  -------   -------
Net investment income .....     0.51     0.69     0.72     0.71     0.78     0.78     0.77     0.82     0.87      0.83
Net realized and
   unrealized gain/(loss)
   on investments .........    (0.46)   (1.82)   (0.39)   (1.07)    0.30     0.36     0.23    (0.89)    0.71      0.46
                             -------  -------  -------  -------  -------  -------  -------  -------  -------   -------
Net increase/(decrease) in
   net assets resulting from
   investment operations ..     0.05    (1.13)    0.33    (0.36)    1.08     1.14     1.00    (0.07)    1.58      1.29
Change in net asset value
   from Fund share
   transactions ...........       --       --       --       --       --       --       --       --    (0.31)       --
Distributions:
Dividends from net
   investment income ......    (0.51)   (0.63)   (0.71)   (0.69)   (0.78)   (0.77)   (0.79)   (0.84)   (0.83)    (0.81)
Return of capital .........       --#   (0.06)      --       --    (0.03)      --       --       --       --        --
                             -------  -------  -------  -------  -------  -------  -------  -------  -------   -------
Total from distributions ..    (0.51)   (0.69)   (0.71)   (0.69)   (0.81)   (0.77)   (0.79)   (0.84)   (0.83)    (0.81)
                             -------  -------  -------  -------  -------  -------  -------  -------  -------   -------
Net asset value, end of
   year ...................  $  4.25  $  4.71  $  6.53  $  6.91  $  7.96  $  7.69  $  7.32  $  7.11  $  8.02   $  7.58
                             =======  =======  =======  =======  =======  =======  =======  =======  =======   =======
Market value, end of
   year ...................  $ 4.290  $  4.875 $ 5.250  $ 7.190  $ 8.313  $ 8.125  $ 7.875  $ 7.125  $ 7.875   $ 7.500
                             =======  =======  =======  =======  =======  =======  =======  =======  =======   =======
Total investment return
   (net asset value) ......     0.72%  (18.76)%   4.93%   (4.95)%  14.50%   16.46%   14.31%    (0.86)% 17.22%(3) 18.60%
                             =======  =======  =======  =======  =======  =======  =======  =======  =======   =======
Total investment return
   (market value) .........    (1.78)%   4.58%  (18.89)%  (5.45)%  13.31%   14.38%   22.72%     0.99%  16.55%(3) 25.70%
                             =======  =======  =======  =======  =======  =======  =======  =======  =======   =======
Ratios to average net
  assets / supplemental data:
Net assets, end of year
   (in 000's) .............  $25,293  $27,707  $38,389  $40,567  $45,848  $43,495  $40,636  $38,678  $42,901   $30,024
Ratio of net investment
   income to average
   net assets .............    11.11%   11.10%   10.76%    9.37%   10.08%   10.46%  10.32%    10.82   %11.17%    11.00%
Ratio of operating expenses
   to average net assets(2)     1.44%    1.22%    1.02%    1.02%    1.06%    1.10%    1.14%    0.95%    1.09%     1.65%
Portfolio turnover rate(1)      75.2%   118.8%    98.0%    62.4%   154.5%   172.2%    79.9%    50.6%   114.3%     40.6%

--------------------------------------------------------------------------------
  * On May 29, 1998 the Fund entered into a new investment advisory agreement with INVESCO (NY), Inc. (now known as INVESCO, Inc.) due to the acquisition of Chancellor LGT Asset Management, Inc. by AMVESCAP PLC.
(1) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales of portfolio securities for a period and dividing it by the monthly average value of such securities during the year, excluding short term securities.
(2) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were 3.17%, 3.89%, 3.13%, 2.98%, 3.06%, 3.19%, 3.52%, 2.80%, 2.63% and 2.06% for the years ended
     December 31, 2001, 2000, 1999, 1998, 1997, 1996, 1995, 1994, 1993, and
     1992, respectively.
(3) The total market value return for the year ended December 31, 1993, adjusted for the dilutive effect of the rights offering completed in August of 1993, is 21.07%. The total net asset value return for the year ended December 31, 1993, adjusted for the dilutive effect of the rights offering completed in August of 1993, is 21.89%.
   # Amount rounds to less than $0.005 per share.


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001



1.   SIGNIFICANT ACCOUNTING POLICIES
      CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      PORTFOLIO VALUATION: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more of the independent pricing services approved by the Board of Trustees. Such securities are valued at the mean of the closing bid and closing ask prices on the exchange where primarily traded.

      Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day).

      Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

      FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

      CASH FLOW INFORMATION: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)



payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

      USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.


2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS
      The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with INVESCO, Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets.

      The Fund has also entered into an Administration and Support Agreement with PFPC Inc. ("PFPC"), to provide all administrative services to the Fund other than those related to the investment decisions. PFPC is paid a fee computed and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

      The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

      Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. PFPC serves as the Fund's shareholder servicing agent (transfer agent).


3.   PURCHASE AND SALES OF SECURITIES
      Cost of purchases and proceeds from sales of investment securities, excluding U.S. Government and short-term investments, during the year ended December 31, 2001, amounted to $26,298,727 and $27,252,230, respectively.

      As of December 31, 2001, net unrealized depreciation was $1,604,875, of which $1,123,016 related to unrealized appreciation of investments and $2,727,891 related to unrealized depreciation of investments. As of December 31, 2001, book cost basis did not differ from tax cost basis.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4.   FUND SHARES
      The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                                     YEAR ENDED                   YEAR ENDED
                                                                  DECEMBER 31, 2001            DECEMBER 31, 2000
                                                                  -----------------            -----------------
                                                                SHARES       AMOUNT          SHARES        AMOUNT
                                                                ------      --------         ------        ------
Issued as reinvestment of dividends .........................   67,995      $310,689           0             $0
                                                                ------      --------           -             --
Net increase ................................................   67,995      $310,689           0             $0
                                                                ======      ========           =             ==

5.   NOTES PAYABLE
      The Fund currently has an $11 million ("commitment amount") line of credit provided by Fleet National Bank (the "Bank") under an Amended and Restated Credit Agreement (the "Agreement") dated as of September 18, 1992 and amended and restated as of May 23, 2001, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow up to the lesser of $11 million or 25% of its gross assets. Interest is payable at either the federal funds rate plus 0.75% or its applicable LIBOR rate plus 0.75%, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one tenth of one percent per annum of the average daily unused commitment amount. At December 31, 2001, the Fund had borrowings of $7,850,000 outstanding under this Agreement. During the year ended December 31, 2001, the Fund had an average outstanding daily balance of $9,201,233 with interest rates ranging from 1.500% to 7.9400% and average debt per share of $1.56. For the year ended December 31, 2001, interest expense totaled $469,370 under this Agreement.


6.   CAPITAL LOSS CARRYFORWARD
      Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

      At December 31, 2001, the Fund had available for Federal tax purposes unused capital loss carryforwards of $330,065, $679,423, $253,172, $2,499,736,
$133,391,  $4,838,652,  and $7,509,786 expiring in 2002, 2003, 2004, 2006, 2007,
2008, and 2009, respectively.


7.   CONCENTRATION OF RISK
      The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (below investment-grade bonds). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


8.   DISTRIBUTIONS TO SHAREHOLDERS
      Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent the differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These reclassifications have no effect upon net assets or net asset values. For the year ended December 31, 2001, differences in book and tax accounting have been reclassified to undistributed net investment income, accumulated realized gain
(loss) and paid in capital as follows:

                                           Increase Undistributed Net               Increase Accumulated Net
Decrease Paid-In Capital                        Investment Income                         Realized Gain
------------------------                   --------------------------               ------------------------
      $7,214                                         $3,683                                  $3,531


      The tax character of distributions paid during 2001 and 2000 was as follows:

                                                    2001               2000
                                                    ----               ----
DISTRIBUTIONS PAID FROM:
Ordinary income ...............................   $3,019,618        $3,704,775
Return of capital .............................        7,214           351,331
                                                  ----------        ----------
Total .........................................   $3,026,832        $4,056,106
                                                  ==========        ==========

      As of December 31, 2001, the components of accumulated deficit on a tax basis were as follows:

Capital loss carryforwards ......................................   $16,244,225
Post-October losses .............................................     2,730,821
Unrealized depreciation .........................................     1,604,875
                                                                    -----------
Total accumulated deficit .......................................    20,579,921

      Post-October losses represent losses realized on investment transactions from November 1, 2001 through December 31, 2001 that, in accordance with federal income tax regulations the Fund has elected to defer and treat as having arisen in the following fiscal year.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


9.   CHANGE IN ACCOUNTANTS
      On April 11, 2001, the Audit Committee of the Board of Trustees of the Fund selected Ernst & Young LLP ("E&Y") as independent auditors for the Fund for the Fund's fiscal year ending December 31, 2001. The selection of E&Y was ratified by all the Trustees. KPMG LLP ("KPMG") served as the independent auditors of the Fund since the Fund's commencement of operations until May 3, 2001. KPMG's reports on the Fund's financial statements for the fiscal years ended December 31, 1999 and December 31, 2000 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended December 31, 1999 and December 31, 2000 and the interim period commencing January 1, 2001 and ending on May 3, 2001, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Fund's financial statements for such year, and (ii) there were no `reportable events' of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities and Exchange Act of 1934, as amended.

CIM HIGH YIELD SECURITIES
INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Trustees of CIM High Yield Securities:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CIM High Yield Securities (the "Fund") as of December 31, 2001, and the related statements of operations, cash flows, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of the Fund for the periods through December 31, 2000, were audited by other auditors whose report dated February 2, 2001, expressed an unqualified opinion on those statements.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CIM High Yield Securities at December 31, 2001, the results of its operations, cash flows, changes in net assets and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                     /S/SIGNATURE
Philadelphia, Pennsylvania
February 6, 2002

CIM HIGH YIELD SECURITIES
ADDITIONAL FUND INFORMATION (UNAUDITED)


      The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below.

                                                                                   NUMBER
                                                                                  OF FUNDS
                                             TERM OF                              IN FUND
                                            OFFICE AND                            COMPLEX
                                 POSITION    LENGTH OF                            OVERSEEN
                                HELD WITH      TIME      PRINCIPAL OCCUPATION(S)     BY       OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE             FUND       SERVED     DURING PAST FIVE YEARS    TRUSTEE      HELD BY TRUSTEE
----------------------          ---------   ----------   -----------------------  --------    -------------------
NON-INTERESTED DIRECTORS:
-------------------------
JOHN F. NICKOLL                   Trustee      Trustee  Director, Chairman,           1       Chairman of Wells
1166 Avenue of the                           since 1987 President, and Chief                  Fargo Business
Americas                                                Executive Officer of The              Credit.
27th Floor                                              Foothill Group, Inc., a
New York, NY 10036                                      commercial finance and
Age:  66                                                asset management company.

DR. BRUCE H. OLSON                Trustee      Trustee  Professor of Finance,         1               --
1166 Avenue of the                           since 1987 Miami University (Ohio).
Americas
27th Floor
New York, NY 10036
Age:  66

DR. DONALD RATAJCZAK              Chairman     Trustee  Chairman and Chief            1       Director, Ruby
1166 Avenue of the                 of the    since 1987 Executive Officer of                  Tuesday, Inc.;
Americas                          Board of              Brainworks Ventures, an               Director, TBC
27th Floor                        Trustees              enterprise and assets                 Corporation;
New York, NY 10036                                      management business;                  Director, Regan
Age:  59                                                Former Director, Economic             Holdings.
                                                        Forecasting Center, Georgia
                                                        State University; Professor,
                                                        Georgia State University
                                                        (retired June 30, 2000).

ROBERT G. WADE, JR.               Trustee     Trustee   Consultant to INVESCO,        1               --
1166 Avenue of the                           since 1987 Inc. from November 1996 to
Americas                                                December 1998; Chairman
27th Floor                                              of the Board of Chancellor
New York, NY 10036                                      Capital Management, Inc.
Age:  74                                                and its subsidiaries from
                                                        January 1995 to November 1996.

CIM HIGH YIELD SECURITIES
ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                                                                                   NUMBER
                                                                                  OF FUNDS
                                             TERM OF                              IN FUND
                                            OFFICE AND                            COMPLEX
                                 POSITION    LENGTH OF                            OVERSEEN
                                HELD WITH      TIME      PRINCIPAL OCCUPATION(S)     BY       OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE             FUND       SERVED     DURING PAST FIVE YEARS    TRUSTEE      HELD BY TRUSTEE
----------------------          ---------   ----------   -----------------------  --------    -------------------
OFFICERS:
---------
FRANK KEELER                      President    Since    Manager, INVESCO (NY);       --               --
1166 Avenue of the                              2001    President and Chief
Americas                                                Executive Officer,
27th Floor                                              INVESCO Management
New York, NY 10036                                      and Research (formerly
Age:  58                                                known as Gardner             --               --
                                                        & Preston Moss).

MARGARET RILEY                    Treasurer    Since    Chief Financial Officer,     --               --
1166 Avenue of the                              1997    INVESCO, Inc. (since
Americas                                                September 1996); prior
27th Floor                                              to September 1996, held
New York, NY 10036                                      various management
Age:  38                                                positions at Chancellor
                                                        Capital Management and
                                                        its successor corporations
                                                        since 1989.

GAIL A. HANSON                    Secretary     Since   Vice President, PFPC Inc.    --               --
101 Federal Street                              1997    (since December 1999);
6th Floor                                               prior to December 1999,
Boston, MA 02110                                        Counsel, First Data
Age:  59                                                Investor Services
                                                        Group, Inc.

To Shareholders of CIM High Yield Securities (the "Fund")
About the Fund's Dividend Reinvestment Plan

      Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders of the Fund ("Shareholders") whose shares are registered in their own name will automatically have all dividends and other distributions reinvested in additional shares of the Fund by PFPC (the "Agent") as agent under the Plan, unless such Shareholder terminates participation in the Plan as provided below. Shareholders whose shares are registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") will not participate in the Plan unless the requisite election is made by the broker-dealer and only if such a service is provided by the broker-dealer. Shareholders who own Fund shares registered in Street Name and who desire that their distributions be reinvested should consult their broker-dealers. Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the Shareholder by the Agent.

      Whenever the Fund declares a capital gains distribution or an income dividend payable in shares or cash, participating Shareholders will take such distribution or dividend entirely in shares and the Agent shall automatically receive such shares, including fractions, for the Shareholder's account, except in the circumstances described in the paragraph below.

      Whenever the market price of the shares on the record date for the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares of the Fund at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting or other costs which the Fund would otherwise be required to incur to raise additional capital. If net asset value exceeds the market price of Fund shares at such time or if the Fund should declare a dividend or other distribution payable only in cash, the Agent will buy Fund shares in the open market, on the American Stock Exchange (the "Exchange") or elsewhere, for the Shareholder's account. If before the Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

      For all purposes of the Plan: (a) the market price of the Fund shares on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date and (b) net asset value per Fund shares on a particular date shall be as determined by or on behalf of the Fund.

      The Fund will not charge participants for reinvesting dividends or distributions. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, Shareholders will be charged a pro rata share of brokerage commissions incurred by the Agent on all open market purchases. In addition, Shareholders requesting certificates or redeeming shares issued under the Plan will be charged a $5.00 service fee by the Agent.

      The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Distributions of net investment income and net realized capital gains, if any, will be taxable, whether received in cash or reinvested in shares under the Plan. When distributions are received in the form of shares issued by the Fund (as opposed to purchased on the open market) under such Plan, however, the amount of the distribution deemed to have been received by participating Shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating Shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

      A  Shareholder  may  terminate  participation  in the  Plan at any time by notifying the Agent in writing. Such termination will become effective immediately if notice is received by the Agent not less than 10 business days before the next following dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividend or distributions, on the first trading day after the dividend paid for such record date has been credited to the Shareholder's account. Upon any termination the Agent will, upon the request of the Shareholder, cause a certificate or certificates for the full shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to her or him. If, upon termination, the Shareholder requests a certificate for shares held in the account, a $5.00 service fee will be charged to the Shareholder by the Agent. If the Shareholder elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of her or his shares and remit the proceeds to her or him, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions for this transaction from the proceeds.

      The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution for which the record date is at least 90 days after written notice of the change is sent to the participants in the Plan.

      Information concerning the Plan may be obtained by calling PFPC Inc. at 1-800-331-1710, or by writing the Fund, c/o PFPC Inc., 101 Federal Street, Boston, MA 02110.

CIM HIGH YIELD SECURITIES
SHAREHOLDER VOTING RESULTS (UNAUDITED)




      At the Annual Meeting of Shareholders, held on October 12, 2001, the following matters were voted on and approved:


                                 PROPOSAL NO. 1
     The election of the following Trustee:

     TRUSTEE                             FOR                        UNVOTED
     -------                             ---                        -------
     Bruce H. Olson                  5,278,735*                     631,500

            *Represents 88.19% of the outstanding shares of the Fund.


                                 PROPOSAL NO. 2
      To ratify the election of Ernst & Young LLP as the Fund's independent auditors:

     FOR                               AGAINST                      UNVOTED
     ---                               -------                      -------
     5,173,093**                       53,703                       51,939

           **Represents 87.53% of the outstanding shares of the Fund.

This report is sent to shareholders of CIM High Yield Securities for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.


For Additional Information about
CIM High Yield Securities
Call 1-800-331-1710.



CIM 3192 12/01